Sub-item 102P1(e)

Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and First Investors Management Company, Inc. is incorporated by reference to Post-Effective Amendment No. 44 to First Investors Income Fund's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 1, 2012, Accession No. 0000898432-12-000861.